SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 17, 1999


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-10726                 13-3585278
----------------------------     ----------------           -------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
    of Incorporation)               File Number)            Identification No.)




230 Park Avenue, New York, New York                                   10169
---------------------------------------                            -----------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                           Exhibit Index -- Page ____





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ITEM 5.  OTHER EVENTS

         General

         On June 17, 1999, WinStar Communications, Inc. ("Company") and its subsidiary, WinStar Multichannel Corp. ("WMC") entered into a Purchase Agreement with Credit Suisse First Boston and Salomon Smith Barney (together, the "Initial Purchasers") pursuant to which the Company and WMC agreed to sell to the Initial Purchasers 240,000 shares and 60,000 shares, respectively, of the Company's Series F 7 1/4% Senior Cumulative Convertible Preferred Stock ("Convertible Preferred Stock") for an aggregate purchase price of $300 million (less customary discounts and expenses). The Initial Purchasers then resold all or a portion of the Convertible Preferred Stock to "qualified institutional buyers" in reliance on Rule 144A under the Securities Act of 1933.
The sale of the Convertible Preferred Stock was consummated on June 22, 1999.

         Each share of Convertible Preferred Stock has a liquidation preference of $1,000 and entitles the holder thereof to receive from the Company dividends at a per annum rate of 7 1/4% ($72.50 per share). Dividends are payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 1999, to the record holders of the Convertible Preferred Stock as of the close of business on the business day next preceding the date of such dividend payment. The Company may pay such dividends in either cash or through the issuance of shares of its Common Stock (the "Dividend Shares"), at its election. Dividends paid in Common Stock will be calculated by dividing the dollar amount of the dividend by the "Discounted Current Market Value" of the Common Stock, which is equal to 97% of the closing bid price of the Common Stock on Nasdaq on the fourth trading day prior to the dividend payment date. The Company's ability to pay cash dividends is limited by the terms of the Company's outstanding indebtedness.

         Each share of Convertible Preferred Stock is convertible into shares of Common Stock (the "Conversion Shares") at a conversion rate of 16.13912 Conversion Shares for each share of Convertible Preferred Stock converted, equivalent to a conversion price (the "Conversion Price") of $61.96 per Conversion Share. The Company will have the option to convert all of the shares of Convertible Preferred Stock into Common Stock if, on or after June 24, 2002, the closing price of the Common Stock on Nasdaq has equaled or exceeded 130% of the Conversion Price for at least 20 out of 30 consecutive trading days.

Registration Obligations

         The Company and the Initial Purchasers also entered into a Registration Rights Agreement, pursuant to which the Company is obligated to file a registration statement under the Securities Act registering the resale of the Convertible Preferred Stock, Conversion Shares and Dividend Shares by September 1, 1999, and to use its best efforts to have such registration statement declared effective on or prior to November 15, 1999. If such registration statement is not declared effective on or prior to November 15, 1999, the dividend rate of the Convertible Preferred Stock increases to 9 1/4% per annum until the default under the Registration Rights Agreement is cured.

Redemption

         The Convertible Preferred Stock will not be redeemable by the Company prior to June 24, 2002. Thereafter, each share of Convertible Preferred Stock will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at the redemption prices set forth below, payable in cash, plus accumulated and unpaid dividends, if any (including a prorated dividend for any partial dividend period).


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         If redeemed during the 12-month period commencing on June 15 of the years set forth below, the redemption prices shall be:

                                                    Redemption
                  Period                               Price
                  -------                           ------------
                  2002                               $1,018.13
                  2003                                1,012.08
                  2004                                1,006.04
                  2005 and thereafter                 1,000.00

         In the case of a redemption date falling after a dividend payment record date and prior to the related payment date, the holders of the Convertible Preferred Stock at the close of business on such record date will be entitled to receive the dividend payable on such shares on the corresponding dividend payment date, notwithstanding the redemption of such shares following such dividend payment record date. Except as provided for in the preceding sentence, no payment or allowance will be made for accrued dividends on any shares of Convertible Preferred Stock called for redemption.

         The Company's ability to redeem the Convertible Preferred Stock at its option is limited by the terms of the Company's outstanding indebtedness. The Company may not be able to redeem the Convertible Preferred Stock at its option unless it simultaneously redeems or repays such indebtedness.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS:

                  1 Purchase Agreement, dated as of June 17, 1999, among the Company, WMC and the Initial Purchasers.

                  2 Registration Rights Agreement, dated as of June 17, 1999, between the Company, WMC and the Initial Purchasers.

                  3 Certificate of Designations of the Powers, Preferences and Relative Participants, Optional and Other Special Rights of the Series F 7 1/4% Senior Cumulative Convertible Preferred Stock of the Company.

                  4 Press Release announcing proposed sale of securities.

                  5 Press Release announcing closing of sale.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 22, 1999

                                                WINSTAR COMMUNICATIONS, INC.


                                                  /s/ Fred Rubin
                                               By:__________________________
                                                  Fred Rubin
                                                  Vice President

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         EXHIBIT INDEX

         The following exhibit is filed herewith:

      Exhibit       Document
      -------       ---------

         1 Purchase Agreement, dated as of June 17, 1999, among the Company, WMC and the Initial Purchasers.

         2 Registration Rights Agreement, dated as of June 17, 1999, between the Company, WMC and the Initial Purchasers.

         3          Certificate of Designations of the Powers,
                    Preferences and Relative Participants, Optional and Other Special Rights of the Series F 7 1/4% Senior Cumulative Convertible Preferred Stock of the
                    Company.

         4          Press Release announcing proposed sale of securities.

         5          Press Release announcing closing of sale.